ELEVENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


ELEVENTH AMENDMENT, dated as of November 9, 2005 (this "Amendment"), to Credit Agreement dated June 30, 2000 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and such other institutions that hereafter become a "Bank" pursuant to Section 10.4 of the Agreement (collectively the "Banks" and individually a "Bank") and National City Bank, a national banking association, as Agent for the Banks under the Agreement ("National City" which shall mean in its capacity as Agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

         WHEREAS, National City and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth, including, among other things, extending the Maturity Date to October 31, 2007;

         WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of National City and the Banks be obtained for certain amendments, modifications or waivers contemplated herein.

         NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Agreement.

     (a) Section 1.1. The following definitions as set forth in their respective alphabetical order in Section 1.1 of the Agreement are hereby amended and restated in their entirety:

           "Net Worth" shall mean the sum of capital stock, plus paid-in-capital, plus retained earnings, plus the portion of unsecured subordinated debt which is due and payable after the Revolver Termination Date, minus the net worth of any Unrestricted Subsidiaries.

            "Recourse Funded Debt" shall mean (i) all indebtedness, liabilities, and obligations, now existing or hereafter arising, for money borrowed by AeroCentury on a recourse basis whether or not evidenced by any note, indenture, or agreement (including, without limitation, the Note, any indebtedness for money borrowed from an Affiliate and all outstanding letters of credit) and (ii) all indebtedness of others for money borrowed (including indebtedness of an Affiliate) with respect to which AeroCentury has become liable on a recourse basis by way of a guarantee or indemnity. For the avoidance of doubt, Recourse Funded Debt shall not include unsecured Subordinated Debt.


     (b) Section 2.1. The Revolver Termination Date of "November 9, 2005" as set forth on the fourth line of Section 2.1(a) of the Agreement shall be and hereby is amended to "October 31, 2007."

     (c) Article 7 - Financial Covenants. The following sections as set forth in
     Article 7 of the Agreement are hereby amended and restated in their entirety as follows:

           Section 7.1. Minimum Tangible Net Worth. Tangible Net Worth will not at any time be less than the sum of (i) $16,000,000, (ii) 50% of Net Income for each Fiscal Quarter ending after September 30, 2005, without deduction for net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, (iv) 50% of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto and (v) 100% of any subordinated debt investment.

           Section 7.2. EBITDA to Interest Ratio. The ratio of EBITDA to Interest as at the end of any Fiscal Quarter and for the period of such Fiscal Quarter will not be less than 2.25:1.0; provided, however, that if AeroCentury raises unsecured Subordinated Debt of at least $10,000,000 during any Fiscal Quarter, the ratio of EBITDA to Interest as at the end of such Fiscal Quarter and as at the end of any Fiscal Quarter thereafter, and for the period of such Fiscal Quarters so long as unsecured Subordinated Debt in the principal amount of at least $10,000,000 remains outstanding, will not be less than 1.80:1.0.

           Section 7.3. Recourse Funded Debt to Tangible Net Worth. The ratio of Recourse Funded Debt to Tangible Net Worth will not at each Fiscal Quarter end exceed 3.25:1.0.

           Section 7.4. Absence of Net Loss. AeroCentury will not suffer a consolidated net loss at the end of any Fiscal Quarter, beginning with the Fiscal Quarter ended December 31, 2005, as measured on a consecutive, four-quarter basis.

     (d) Amended and Restated Schedule 2 to the Agreement. Effective as of the date hereof, Schedule 2 to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto as Attachment A.

     (e) Amended and Restated Covenant Compliance Certificate. Effective as of the date hereof, the Covenant Compliance Certificate attached as Exhibit D to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto as Attachment B.

2. Representations and Warranties. Except as otherwise disclosed herein, AeroCentury hereby restates the representations and warranties made in the Agreement, including, but not limited to, Article 3 thereof, on and as of the date hereof as if originally given on this date.

3. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, as amended by this Amendment, including, but not limited to, Articles 5 and 6 thereof, on and as of the date hereof.

4. No Default or Event of Default. No Potential Default or Event of Default under the Agreement has occurred and is continuing.

5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to National City and the Banks, and dated the date hereof):

          a.   execution and delivery of this Amendment; and

          b.   delivery of an Officer's Certificate;

          c. execution and delivery of such other documents, instruments and agreements as National City and the Banks shall reasonably request in connection with the foregoing matters.

6. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

7. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


    AEROCENTURY CORP.


    By       ________________________
             Name:
             Title:



    NATIONAL CITY BANK


    By       ________________________
             Name:    Michael J. Labrum
             Title:   Senior Vice President



    CALIFORNIA BANK & TRUST


    By       ________________________
             Name:
             Title:



    FIRST BANK DBA
    FIRST BANK & TRUST


    By       ________________________
             Name:
             Title:

                                  ATTACHMENT A


                                   SCHEDULE 2

                       APPLICABLE MARGINS, COMMITMENT FEE

Advances under the Revolving Credit shall carry an interest rate based on the Borrower's ratio of Total Funded Recourse Indebtedness to Tangible Net Worth ("Total Funded Recourse Debt to TNW"), as outlined below:

Ratio of Funded
Debt to Tangible           Alternate Base            LIBO                       Commitment
Net Worth                           Rate Margin               Rate Margin               Fee

> 3.00                              150 bp                    325 bp                     50 bp
>= 2.00 but <= 3.00                 100 bp                    300 bp                     50 bp
< 2.00                               50 bp                    275 bp                     40 bp

The Commitment Fee is computed based upon the applicable Commitment Fee rate on the average daily unused portion of the Revolving Credit Loan that is due and payable quarterly in arrears.

                                  ATTACHMENT B

                                    EXHIBIT D

                         COVENANT COMPLIANCE CERTIFICATE

         The undersigned, the [chief executive or chief financial] Officer of AeroCentury Corp. ("AeroCentury"), does hereby certify to National City Bank, Agent (the "Bank"), as required by that certain Credit Agreement, dated June 28, 2000, by and between AeroCentury and the Bank, as amended (the "Agreement") (terms not otherwise defined herein shall have the meanings given to such terms in the Agreement), that as such officer he is authorized to execute this Compliance Certificate (this "Certificate") on behalf of AeroCentury and does further certify that:

AeroCentury has complied and is in compliance with all covenants, agreements and conditions in the Agreement and each of the other Loan Documents on the date hereof.

Each representation and warranty contained in the Agreement and each of the other Loan Documents is true and correct on the date hereof.

No Potential Default or Event of Default has occurred and is continuing as of the date of this Compliance Certificate.

There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Bank pursuant to the terms of section 5.1 of the Credit Agreement], except as disclosed on the attached schedules.

The covenant compliance calculations set forth in Attachment 1 hereto are true and correct on the dates specified.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in his capacity as an officer of AeroCentury on this _____ day of _________, ______.


                                AEROCENTURY CORP.


                                        By:
                                      Name:
                                     Title:

                               Attachment 1 to the
                         Covenant Compliance Certificate
                                AEROCENTURY CORP.
                        COVENANT COMPLIANCE CALCULATIONS

                          For the period ending _______

Section 7.1       MINIMUM TANGIBLE NET WORTH

           REQUIREMENT: - Minimum Tangible Net Worth will not at any time be less than the sum of (i) $16,000,000, (ii) 50% of Net Income for each Fiscal Quarter ending after September 30, 2005, without deduction for net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, (iv) 50% of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto and (v) 100% of any subordinated debt investment.

           Tangible Net Worth on [date]
                 Capital Stock                                                                 $
                 Paid-In Capital                                                                   +
                 Retained Earnings                                                                 +
                 Unsecured  Subordinated Debt due after the Revolver
                 Termination Date                                                                  +
                 Subtotal

                 less:    Net Worth of Unrestricted Subsidiaries                                $

                 Tangible Net Worth                                                             $

           Required Tangible Net Worth

                 (i) $16,000,000                                                                 $16,000,000
                 (ii) 50% of Net Income                                                             +
                 (iii) 50% of net proceeds from any sale of equity                                  +
                          securities
                 (iv) 50% of the fair value of any equity                                           +
                          securities issued after the date of this
                          Agreement in connection with any
                          permitted acquisition.
                 (v)      100% of any subordinated debt
                 Required Tangible Net Worth                                                      $

              Excess (deficiency) of Actual Tangible Net Worth                                    $
              compared with Required Tangible Net Worth

Section 7.2       EBITDA TO INTEREST RATIO

           REQUIREMENT: - The ratio of EBITDA to Interest as at the end of any Fiscal Quarter and for the period of such Fiscal Quarter will not be less than 2.25:1.0; provided, however, that if AeroCentury raises unsecured Subordinated Debt of at least $10,000,000 during any Fiscal Quarter, the ratio of EBITDA to Interest as at the end of such Fiscal Quarter and as at the end of any Fiscal Quarter thereafter, and for the period of such Fiscal Quarters so long as unsecured Subordinated Debt in the principal amount of at least $10,000,000 remains outstanding, will not be less than 1.80:1.0.

           EBITDA
                 Net Income for the                                      $
                 Fiscal Quarter ended ___________

                 Interest deducted with respect to                       + $
                 the Fiscal Quarter ended ___________

                 Taxes deducted with respect to                          + $
                 the Fiscal Quarter ended ___________

                 Depreciation deducted with respect to                   + $
                 the Fiscal Quarter ended ___________

                 Amortization deducted with respect to                   + $
                 Fiscal Quarter ended ___________

             EBITDA for the Fiscal Quarter ended ___________             $

           Interest

                  Interest for the Fiscal Quarter ended __________       $


           Interest                                                     $

                   RATIO OF EBITDA TO INTEREST        ___________

Section 7.3       RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

           REQUIREMENT: - The ratio of Recourse Funded Debt (including Recourse Funded Debt represented by the Notes) to Tangible Net Worth will not at any time exceed 3.25:1.

           Recourse Funded Debt on [date]:        $


           Tangible Net Worth on [date]           $

           RATIO OF RECOURSE FUNDED DEBT
           TO TANGIBLE NET WORTH

Section 7.4       ABSENCE OF NET LOSS

           REQUIREMENT: - AeroCentury will not suffer a consolidated net loss at the end of any Fiscal Quarter, beginning with the Fiscal Quarter ended December 31, 2005, as measured on a consecutive, four-quarter basis.

           Net Income  for the Fiscal                                $
           Quarter  ended  ___________,  as
           measured on a consecutive four-quarter basis